Statements of Cash Flows - Non-Cash Activities (Unaudited) (Parenthetical) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Supplemental disclosure of noncash activities related to the uBriGene Repurchase Transaction (see Note 5):
Fair value of assets received	$ 2,209	$ 0
Fair value of supplies received expensed to research and development	2,509	0
Accounts receivable written off	(6,967)	0
Accounts payable written off	3,644	0
Deferred purchase consideration	$ (1,295)	$ 0